UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2024

Instil Bio, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	001-40215	83-2072195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3963 Maple Avenue, Suite 350 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)
(972) 499-3350
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.000001 par value	TIL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 14, 2024, the Board of Directors of Instil Bio, Inc. (the “Company”) approved a restructuring plan (the “Plan”) to effect the closure of its Manchester, UK manufacturing and clinical trial operations, thereby reducing its UK workforce by approximately 61%. This workforce reduction is expected to be substantially completed by the first half of 2024. As a result of the foregoing, the Company no longer expects to report clinical data from the ITIL-306-202 clinical trial in 2024.

In connection with the Plan, the Company estimates that it will incur aggregate restructuring costs of up to $6.1 million, including employee termination costs, including severance and other benefits, and contract termination costs. The charges that the Company expects to incur in connection with the Plan are subject to a number of assumptions, and actual results may differ materially. The Company may also incur additional costs not currently contemplated due to events that may occur as a result of, or that are associated with, the Plan.

Item 8.01 Other Events.

On January 16, 2024, the Company issued a press release entitled “Instil Bio Announces Strategic Update.” A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated January 16, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the scope and the timing of the restructuring and the expected costs related to the restructuring and expectations regarding, and plans concerning, the Company’s facilities, which are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements, including the sufficiency of the Company’s cash resources; the Company’s ability to achieve the expected benefits of its corporate restructuring; and other risks and uncertainties affecting the Company and its development programs, including those discussed in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and in subsequent filings with the SEC. Forward-looking statements in this Current Report are made as of the date of this Current Report and the Company undertakes no duty to update any such statements unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instil Bio, Inc.

Dated:	January 16, 2024	By:	/s/ Sandeep Laumas, M.D.
Sandeep Laumas, M.D.
Chief Financial Officer and Chief Business Officer (Principal Financial Officer and Principal Accounting Officer)